UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (date of earliest event reported):  March 6, 2006

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-22388	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code:                            (214) 623-8446

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.       Entry into a Material Definitive Agreement.

            On March 6, 2006, Home Solutions of America, Inc., a Delaware corporation ("Home Solutions" or the "Company") obtained a revolving line of credit (the "Line of Credit") from Texas Capital Bank, National Association (the "Bank"), in the amount of up to $10,000,000 through September 1, 2007.  The Line of Credit was established under a Loan Agreement entered into between Home Solutions and the Bank dated March 6, 2006 (the "Loan Agreement").  The proceeds of the Line of Credit will be used primarily for working capital purposes.

            Subject to the provisions of the Loan Agreement, Home Solutions can borrow, repay and reborrow principal under the Line of Credit from time to time during its term.  The principal amount outstanding under the Line of Credit may not exceed the lesser of  (a) $10,000,000, or (b) an amount equal to two times the Company's free cash flow for the immediately preceding two calendar quarters (the "Credit Limit").  For purposes of the Loan Agreement, the Company's "free cash flow" is defined for each period of determination as (a) net income plus the sum of interest, depreciation and amortization, less (b) distributions or dividends, less (c) accounts receivable of Home Solutions and its subsidiaries unpaid 180 days or more after invoice date, plus (d) reserves specifically established against the receivables described in (c) to the extent such reserves are deducted in determining net income for the period in question.

            The annual interest rate on the Line of Credit is equal to the higher of (a) the Bank's prime rate of interest less one quarter of one percent (0.25%), or (b) the sum of the federal funds rate, as determined pursuant to the Loan Agreement, plus one-quarter of one percent (0.25%).  The initial interest rate on the Line of Credit on March 6, 2006 was equal to 7.25%.  Interest payments on the outstanding principal balance of the Line of Credit are due monthly beginning on April 1, 2006.  The Line of Credit expires, and all outstanding principal must be repaid to the Bank, on September 1, 2007.

            In connection with the Line of Credit, Home Solutions paid the Bank a commitment fee in the amount of $100,000.  Home Solutions is also obligated to pay an unused facility fee on the daily average unused amount of the Line of Credit equal to one-half of one percent (0.5%) per annum, calculated and payable quarterly in arrears.

            The Line of Credit is secured by substantially all of the assets of Home Solutions and its subsidiaries and the capital stock of such subsidiaries pursuant to a Pledge and Security Agreement (the "Security Agreement").  The Line of Credit is guaranteed by the subsidiaries of Home Solutions pursuant to a Guaranty Agreement (the "Guaranty Agreement").

            Under the Loan Agreement, the Bank has agreed to issue letters of credit meeting the requirements of the Bank set forth in the Loan Agreement for the benefit of Home Solutions in an amount not to exceed $2,000,000 in the aggregate, and subject to the amount of cash advanced under the Line of Credit plus amounts outstanding under the letters of credit not being in excess of the Credit Limit.  Pursuant to the terms of the Loan Agreement, for each letter of credit issued by the Bank, Home Solutions agrees to pay a letter of credit fee equal to one and one-half percent (1.5%) of the face amount of the letter of credit, but not less than $5,000, plus other fees charged under the Bank's then-current policies.

            The Loan Agreement contains covenants, including financial covenants, with which Home Solutions must comply.  The financial covenants include a current assets to current liabilities ratio and a debt service coverage ratio.  With certain exceptions, Home Solutions is prohibited under the Loan Agreement from incurring any debt or permitting any liens to be placed on its assets or the assets of its subsidiaries.  Home Solutions agrees not to take certain actions, including becoming a party to a merger or consolidation, acquiring assets, and subject to certain exceptions, issuing securities.

            If a default occurs under the Loan Agreement for Home Solutions' failure to pay any amount when due, Home Solutions' breach of the Loan Agreement or another event of default, the Bank may declare the Line of Credit to be due and payable immediately.  In such event, the Bank may exercise any rights or remedies it may have, including foreclosure of Home Solutions' assets or the capital stock of Home Solutions' subsidiaries, under the Security Agreement or enforcement of its rights under the Guaranty Agreement.  Any such event may materially impair Home Solutions' ability to conduct its business.

            In addition, Dale Mars, an officer and stockholder of the Company, agreed to subordinate certain indebtedness owed to him by Home Solutions under an outstanding promissory note in the principal amount of $1,578,000 to the Bank, pursuant to a subordination agreement entered into by him in favor of the Bank.

Item 9.01    Financial Statements and Exhibits.

(D)       Exhibits.

Exhibit 10.1	Loan Agreement between Home Solutions of America, Inc. and Texas Capital Bank, National Association, dated March 6, 2006.
Exhibit 10.2	Revolving Credit Promissory Note issued by Home Solutions of America, Inc., to the order of Texas Capital Bank, National Association in the principal amount of $10,000,000.00 dated March 6, 2006.
Exhibit 10.3

Pledge and Security Agreement among Cornerstone Building and Remodeling, Inc., Fiber-Seal Systems, L.P., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., Southern Exposure Holdings, Inc. and FSS Holding Corp. for the benefit of Texas Capital Bank, National Association, dated March 6, 2006.

Exhibit 10.4

Guaranty Agreement among Cornerstone Building and Remodeling, Inc., Fiber-Seal Systems, L.P., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., Southern Exposure Holdings, Inc. and FSS Holding Corp. for the benefit of Texas Capital Bank, National Association, dated March 6, 2006.

Safe Harbor for Forward-Looking Statements

Information set forth or incorporated by reference in this document contains financial estimates and other "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," " expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Home Solutions of America, Inc.

Date:  March 10, 2006                                                   By:      /s/ Rick J. O'Brien

                                                                                           Name:  Rick J. O'Brien

                                                                                           Title:  Chief Operating Officer

Exhibit Index

Exhibit 10.1	Loan Agreement between Home Solutions of America, Inc. and Texas Capital Bank, National Association, dated March 6, 2006.
Exhibit 10.2	Revolving Credit Promissory Note issued by Home Solutions of America, Inc., to the order of Texas Capital Bank, National Association in the principal amount of $10,000,000.00 dated March 6, 2006.
Exhibit 10.3

Pledge and Security Agreement among Cornerstone Building and Remodeling, Inc., Fiber-Seal Systems, L.P., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., Southern Exposure Holdings, Inc. and FSS Holding Corp. for the benefit of Texas Capital Bank, National Association, dated March 6, 2006.

Exhibit 10.4

Guaranty Agreement among Cornerstone Building and Remodeling, Inc., Fiber-Seal Systems, L.P., Home Solutions Restoration of Louisiana, Inc., P.W. Stephens, Inc., Southern Exposure Unlimited of Florida, Inc., S.E. Tops of Florida, Inc., Southern Exposure Holdings, Inc. and FSS Holding Corp. for the benefit of Texas Capital Bank, National Association, dated March 6, 2006.